the power of community
Emerald Groundhog Day Investment Forum
February 1, 2007

CommunityBanks

Local People…Local Decisions®

CommunityBanks

◆
Representatives
◆
Eddie L. Dunklebarger
   Chairman, President and CEO
◆
Donald F. Holt
   EVP and CFO

Disclaimer
This presentation contains “forward looking” information,
as defined by the Private Securities Litigation Reform
Act of 1995, that is based on Community’s current
expectations, estimates and projections about future
events and financial trends affecting the financial
condition of its business.  These statements are not
historical facts or guarantees of future performance,
events, or results.  Such statements involve potential risks and uncertainties and, accordingly, actual performance
results may differ materially.  Community undertakes no
obligation to publicly update or revise forward looking
information, whether as a result of new, updated
information, future events, or otherwise.

the power of community
◆
CMTY Profile
◆
Performance Trends
◆
The Challenge Ahead
◆
Strategic Focus

the power of community
◆
  CMTY Profile
◆
  Performance Trends
◆
  The Challenge Ahead
◆
  Strategic Focus

CMTY Profile
◆
$3.5 Billion in Total Assets
◆
 6 Regions: Centralized Support; Regional Delivery
◆
 74 Locations: Central PA; Poconos to Maryland
◆
Largest Financial Services Company
Headquartered in Harrisburg, Pennsylvania's
Capital
◆
Two pending acquisitions: East Prospect; BUCS
◆
Enviable Footprint;  Desirable & Diversified
Franchise

The CMTY Franchise

(in thousands)	12/31/06	12/31/05	% Change
Investments	$ 659,136	$ 628,585	5%
Loans, Net	2,347,263	2,214,100	6%
Intangibles	259,406	259,080	---

Deposits	2,513,182	2,294,367	10%
Borrowings	475,554	548,900	13%
Equity	486,161	476,673	2%
Balance Sheet Profile

the power of community
◆
  CMTY Profile
◆
 Performance Trends:  (year over year distortion)
◆
 2006:  Full year of acquisition in 2006
◆
 2005:  Mid-Year Merger
◆
  The Challenge Ahead
◆
  Strategic Focus

(in thousands, except EPS)	2006	2005
Net Interest Income	$ 114,702	$ 89,808
Provision for Loan Loss	(2,050)	(2,300)
Non-Interest Income	34,967	26,437
Non-Interest Expenses	(84,885)	(66,864)
Special Charges	- - -	(8,205)
Income Taxes	(21,703)	(13,235)
Net Income	$ 41,031	$ 25,641
EPS	$1.72	$1.35	+27%
GAAP Comparison (FTE)

(in thousands, except EPS)	2006	Pro-forma 2005
Net Interest Income	$ 114,702	$ 89,808
Provision for Loan Loss	(2,050)	(2,300)
Non-Interest Income	34,967	26,437
Non-Interest Expenses	(84,885)	(66,864)
Income before taxes	62,734	47,081
Income Taxes	(21,703)	(16,167)
Net Income	$ 41,031	$ 30,914
EPS	$1.72	$1.63	+6%
Pro-Forma  (without special charges)

Four Components of Performance
◆
Net Interest Income
◆
Provision/Credit Quality
◆
Non-Interest Income
◆
Non-Interest Expense

	2006		2005		Change
	Amount	Yield/ Rate	Amount	Yield/ Rate	Amount	Yield/ Rate
Interest income	$205,436	6.95%	$149,456	6.26%		0.69%
Interest expense	90,734	3.56%	59,648	2.90%		0.66%
Net interest income	$114,702		$ 89,808		$24,894
Interest spread		3.39%		3.36%		0.03%
Impact of non-interest funds		0.49%		0.40%		0.09%
Net interest margin		3.88%		3.76%		0.12%
Net Interest Income/Net Interest Margin

(dollars in thousands)
Activity for the Period:	2006	2005
Net Charge-Offs	$ 1,389	$ 824
Provision for Loan Losses	2,050	2,300
Net Charge-Offs to Average Loans	0.06%	0.05%

Problem Loan Trends:	12/31/2006	12/31/2005
Accruing Loans Past 90 Days	$ 659	$ 22
Non-Accrual Loans	10,662	9,060
Total Risk Elements	11,358	10,529
Allowance to Loans	1.00%	1.03%
Allowance to Non-Accrual Loans	222%	253%
Provision/Credit Quality

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
2001
2002
2003
2004
2005
2006
CMTY
Blue Ball

CommunityBanks

Net Charge-Offs to
Average Loans
Charge Off History
Provision/Credit Quality

			Change
	2006	2005	Amount	%
Investment management and trust	$ 4,394	$ 2,692	$ 1,702	63%
Service charges: deposits	11,507	9,413	2,094	22%
Other service charges	7,272	5,452	1,820	33%
Insurance premium/commissions	4,120	3,350	770	23%
Mortgage banking	2,172	2,354	(182)	(8)%
Earnings on investment in life insurance	2,725	2,063	662	32%
Other	2,045	854	1,191	139%
	34,235	26,178	8,057	31%
Security gains	732	259	473	183%
Total non-interest income	$34,967	$26,437	$ 8,530	32%
Non-Interest Income: Summary

(Excluding Security Gains)
Non-Interest Income
◆
  AUM at $414 million with addition of Sentry (Q4)
◆
 Retail investment sales remain brisk
◆
  Insurance operations augmented by mid-May
acquisition of Lancaster Co (PA) agency
◆
 Electronic Payment Fees (Debit Transactions)
Provided Lift; Awareness Programs
◆
  Cooling Mortgage Market Curbed Growth in
  Mortgage Brokerage and Title Insurance Fees
◆
 Two favorable purchase-related adjustments
($900,000)

			Change
	2006	2005	Amount	%
Salary and benefits	$ 46,434	$ 36,998	$ 9,436	26%
Occupancy and equipment expense	14,117	11,355	2,762	24%
Marketing expense	1,752	2,036	(284)	(14)%
Telecommunications expense	2,243	1,359	884	65%
Amortization of intangibles	2,639	1,424	1,215	85%
Other expenses	17,700	13,692	4,008	29%
Subtotal	84,885	66,864	18,021	27%
Merger, conversion, and restructuring ---		8,205	(8,205)	---
	$ 84,885	$ 75,069	$ 9,816	13%
Non-Interest Expense Trend

65%
60%
55%
50%
60.59%
60.42%
56.90%
56.96%
56.92%
57.51%
57.33%
2000
2001
2002
2003
2004
2005
2006

CommunityBanks

(The efficiency ratio does not include merger, conversion, and restructuring expenses.)
2006: Efficiency Trends

2006
◆ ROTE range of 17% to 22%	19.6%
◆ Core EPS Growth of 10%	6%
◆ Annual Asset Growth of 10%	28%
◆ Non-Interest Income to 30%	23%
◆ Efficiency Ratio to 55%	57.3%
Guideposts Under Purchase Accounting
Performance Goals

		2006
Traditional Metric	Corresponding Purchase Accounting Metric *	Traditional	Purchase Accounting*
Efficiency Ratio	Operating Efficiency Ratio	57.33%	55.55%
EPS	Operating EPS	$1.72	$1.79
ROA	ROTA	1.21%	1.36%
ROE	ROTE	8.63%	19.57%
Equity to Assets	Tangible Equity to Assets	13.90%	7.05%
* Non-GAAP Measures
Performance Metrics

	2006	2005	“Well- Capped”
Regulatory Tier 1	8.67%	8.17%	6%
Regulatory Total	11.53%	10.99%	10%
Tangible Equity to Assets	7.05%	7.14%	n/a
Equity to Assets	13.90%	14.30%	n/a
Capital Levels

the power of community
◆
  CMTY Profile
◆
  Performance Trends
◆
 The Challenges Ahead
◆
  Strategic Focus

Average U.S. Treasury Curve
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
4.85%
5.00%
4.94%
4.82%
4.77%
4.75%
4.80%
4.29%
3.22%
3.50%
3.62%
3.85%
3.93%
4.05%
4.27%
3.43%
4.01%
2.78%
2.38%
2.97%
1.89%
1.40%
1.61%
2.10%
1.65%
1.24%
1.03%
1.08%
3 Months
6 Months
1 Year
2 Year
3 Year
5 Year
10 Year
2003
2004
2005
2006

CommunityBanks

The Challenges Ahead
◆
 Inverted Yield Curve

	2006
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Asset yield	7.05%	7.08%	6.93%	6.74%
Funding Cost	3.85%	3.66%	3.46%	3.24%
Interest spread	3.20%	3.42%	3.47%	3.50%
Net interest margin	3.71%	3.90%	3.94%	3.98%
Net interest income	$28,089	$28,854	$28,917	$28,842
The Challenge: Margin Compression

Change from Previous Quarter During 2006 Increase / (Decrease) [expressed in basis points - bp]
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Earning Asset yield	(3 bp)	15 bp	19 bp	21 bp
Funding costs – CD’s	26 bp	25 bp	19 bp	25 bp

% of Funding from CD’s	49.1%	47.9%	47.5%	43.9%
The Challenge: Margin Trend

the power of community
◆
  CMTY Profile
◆
  The Challenge Ahead
◆
  Performance Trends
◆
  Strategic Focus
◆
 Initiatives Beyond Margin
◆
 Vision

Strategic Focus: Revenue Enhancement
◆
 Overdraft Protection:
◆
Mature Product/ Conservative Introduction/ Customer Acceptance
◆
Opportunity for Changes:  Reliable History & Observable Trends
◆
 Increase Fee Structure
◆
 Increase available limit
◆
 Increase limits for direct deposit
◆
“Business Overdraft Product”
◆
 Debit Card Usage
◆
Signature Programs
◆
Customer awareness
◆
Electronic Payment proliferation

◆
 Retail Investment:
◆
  “Ramp up” license program
◆
  45 active annuity licenses; up 50% by year-end
◆
  7 “series 6” licenses
◆
 Insurance Agencies:
◆
  Full year of May 2006 Acquisition
◆
  Term Life Initiative
◆
 SEG Programs (Selected Employer Group)
◆
  Overlay of credit union culture from BUCS
Strategic Focus: Revenue Enhancement
     (continued)

Strategic Focus: Expense Review
◆
Check Processing/ Imaging/ Power Proof
◆
Image Truncation:
◆
Convert to Fee-based Service
◆
Encourage Migration to e-statement
◆
Reduce statement production/mailing costs
◆
Regional reorganization
◆
Identified $1.6 million in annual savings thus far
◆
Savings to occur in last three quarters of 2007
◆
Office Rationalization
◆
Office Consolidation
◆
Limited sale consideration: “fine tune”
◆
Integrated Service Consolidation
◆
Title insurance
◆
Property and Casualty Agencies

Strategic Vision: Overview
◆
Our Mission:
✓Provider of choice
✓Employer of choice
✓Acquisition partner of choice
◆
Industry Consolidation: Two Pending Acquisitions
◆
  East Prospect (core York County PA market)
◆
 BUCS Financial (4 offices outside Baltimore)

BUC$ FEDERAL BANK

Non - Financial	
Charter:	Federal Thrift
Headquarters:	Owing Mills, MD
Branches:	4
Focus:	Consumer Oriented
Primary Markets:	Baltimore, Howard Counties
President:	Herb J. Moltzan
Inside Ownership:	31.9%

Financial	
Assets ($000s)	$143,704
Loans ($000s)	$116,352
Deposits ($000s)	$104,705
Eq / Assets	8.01%
ROAA	0.38%
ROAE	4.63%
NPAs / Assets	0.35%

Other

BUCS has a strong relationship with healthcare insurance provider, CareFirst, since it initially served its employees as a credit union. BUCS derives a significant amount of fee income from its consumer business.

CommunityBanks

BUCS Profile

Strategic Vision: Challenging Times
◆
  Current conditions require patience and
restraint
◆
  Refuse to sacrifice long-term viability for
short-team “reach”
◆
  Operating prerequisites:
◆
 Conservative Expansion
◆
 Cautious Optimism
◆
 Consistent Approach

Strategic Vision: Operating Prerequisites
◆
Conservative Expansion:
◆
Integrated Business Lines: Walk before you run
◆
Deal Pricing: Driven by “achievable economics”
◆
De-novo branching
◆
Cautious Optimism:
◆
Rates will normalize
◆
Underlying economy is solid
◆
Credit quality is a staple
◆
Consistent Approach
◆
Local market knowledge
◆
Regional structure yields “market engagement”

?
?
?
?
Questions